October 2020

Cohu Investor Presentation

Cohu

Cautionary Statement Regarding Forward Looking Statements

Forward Looking Statements:

Certain statements contained in this presentation may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding market positions in mobility, medical/industrial, computing/network, IoT/IoV, consumer and automotive semiconductor & PCB manuf. segments, relative market share positions, tailwinds driving end-market growth, server semiconductor forecasts and est. CAGR, smartphone semiconductor forecasts and est. CAGR, 5G ramp and mobility growth, automotive semiconductor forecasts and est. CAGR, expected auto semi market recover in 2021, projected IC content per vehicle, incremental growth opportunities, key growth opportunities in 5G, ADAS and EV, target system growth in select end-markets, any comments about fourth quarter 2020 or second half 2020 projections, temporary cost savings and expense reductions, optimizing OpEx spending, Business Model for FY'20, % of incremental revenue expected to fall to operating income, estimated minimum cash needed, potential supply chain uncertainty caused by COVID-19, the Company's third quarter 2020 sales forecast, guidance, sales mix, non-GAAP operating expenses, gross margin, Adjusted EBITDA and effective tax rate, and cash and shares outstanding, estimated EBITDA breakeven point, and any other statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as "may," "will," "should," "would," "expect," "anticipate," "plan," "likely," "believe," "estimate," "project," "intend," and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Third party forecasts are for reference only and Cohu does not adopt or affirm any such forecasts.

Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: The ongoing global COVID-19 pandemic has adversely affected, and is continuing to adversely affect, our business, financial condition and results of operations including: i) our workforce and operations, the operations of our customers, and those of our respective vendors and suppliers, ii) our primary manufacturing facilities in Malaysia and the Philippines were partially operating in second quarter 2020 and could be abruptly impacted again due to COVID-19 and related restrictions, iii) we may face other government-mandated facility shutdowns, iv) import/export, shipping and logistics disruptions and cost increases, and other supply chain and distribution constraints or delays, v) continued rapid changes to business, political or regulatory conditions affecting the semiconductor equipment industry and the overall global economy, vi) availability of employees and lost employee productivity as large numbers of employees continue to "work from home", vii) remote working IT and increased cybersecurity risks, viii) increased internal control risks over financial reporting as key finance staff works remotely, ix) delayed product development programs, x) customers' canceling, pushing out orders or refusal to accept product deliveries, and delayed collection of receivables, xi) other actions of our customers, suppliers and competitors which may be sudden and inconsistent with our expectations, xii) additional credit rating agency downgrades which would increase the Company's cost of raising capital, and xiii) potential additional impairment of goodwill or other intangible assets, and increased risk of inventory write-downs due to lower product demand; Other significant risks associated with the Xcerra acquisition, integration and synergies including the failure to achieve the expected benefits of the acquisition, and mandatory ongoing impairment evaluation of goodwill and other intangibles whereby Cohu could be required to write off some or all of this goodwill and other intangibles; Continued availability of capital and financing and additional rating agency downgrade actions, and limited market access given our high debt levels; Our Credit Agreement contains various representations and negative covenants that limit our business flexibility; Changes to or replacement of LIBOR may adversely affect interest rates; Adverse investor reaction to the recently suspended cash dividend; Other risks associated with acquisitions; inventory, goodwill and other asset write-downs; Our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; Our reliance on third-party contract manufacturers and suppliers; Failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; Market demand and adoption of our new products; Customer orders may be canceled or delayed; Design-wins may or may not result in future orders or sales; The concentration of our revenues from a limited number of customers; Intense competition in the semiconductor equipment industry; Our reliance on patents and intellectual property; Compliance with U.S. export regulations; Impacts from the Tax Cuts and Jobs Act of 2017 and ongoing tax examinations; Geopolitical issues, trade wars and Huawei/HiSilicon export restrictions (including new restrictions effective in May and August 2020); Retention of key staff; Other health epidemics or natural disasters; ERP system implementation issues particularly as Cohu recently launched a new ERP system in first quarter 2020 and plans a broader rollout in 2020; The seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers particularly in light of weakened demand in 2019 followed by the COVID-19 global pandemic in 2020; and Rapid technological change.

These and other risks and uncertainties are discussed more fully in Cohu's filings with the SEC, including the most recently filed Form 10-K and Form 10-Q, and the other filings made by Cohu with the SEC from time to time, which are available via the SEC's website at www.sec.gov. Except as required by applicable law, Cohu does not undertake any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Global Technology and Market Leader

...in Semiconductor and PCB Test and Inspection Markets

We deliver leading-edge solutions to enable a smarter, safer, and more connected future.

NASDAQ
COHU

TTM [(1)] Revenue
$569M

4-year [(2)] CAGR
21%

Recurring Revenue
~50%

(1) Twelve months ending June 27, 2020
(2) For the period ending December 28, 2019

Cohu

Market Segmentation(1)

52% Recurring

All Markets

- Contactors & Pins
- Device Kits
- Spares
- Services
- Applications

48% Systems



15% Mobility

- RF 5G to mmWave
- Application processors
- General connectivity
- FPD Drivers
- Power Mgmt. ICs
- Near-field Comm.



10% PCB Manufacturing

- Multilayer PCBs
- Hi-density Interconnect
- Flex & Rigid Flex PCB
- IC Substrates



9% Consumer

- Digital TVs, FPD
- Fitness wearables
- Gaming, GPU
- Set-top box
- VR & AR
- Voice user interface



5% Automotive

- Autonomous driving
- Electrification
- Active safety
- Connectivity
- Infotainment



4% Industrial & Medical

- Automation
- Machinery
- Energy management
- General medical ICs
- Remote security
- Smart grids



3% Computing & Network

- Data center & cloud
- Hyperscale
- Computing
- Network infrastructure
- ASIC & FPGA
- Graphic processor



2% IoT / IoV & Optoelectronics

- All sensor technologies
- Low energy connectivity
- LED
- LiDAR

(1) Segment represents Q2'20 orders

Driving Growth in Select End-Markets

Applications

- Auto ADAS & Electrification
- Industrial Automation
- Sensing & Power
- Data Processing & Storage
- Data Generation & Display
- Communications & Networking

Secular tailwinds driving end-market growth

1.5 x
RF content growth driven by 5G-enabled smartphones [1]

1.4 x
Increase in global data [2]

2 x
ADAS and EV / HEV Semi content growth in Autos [1]

Leader in Semi & PCB Test & Inspection



#3
#1
#1
#4
#2
Semi Test
Test Handlers
Test Interface
Inspection
PCB Test

System Order by Market for CY2019



Automotive
PCB Test
Industrial & Medical
Optoelectronics
Consumer
Computing
Mobility

Semi Test & Inspection SAM



Test Handlers
Semi Test
Test Interface
~$5 Billion
Inspection
PCB Test

(1) *Gartner – Semiconductor Forecast Database, Worldwide, Q1'20 Update*
(2) *The Digitization of the World; IDC, November 2018*

Cohu

"Work-From-Home" Driving Computing & Network

- Data center is growing in 2020 with enterprises adding bandwidth, balancing their networks to support higher data traffic and new applications
- Gaming is also growing and more to come with the launch of new consoles at year end
- Personal Computing experiencing tailwinds but sustainability in question


70% increase in Internet use
30% increase in streaming
30% increase in online gaming
40% increase in social media
35% increase in online Ed-Tech
Growth during spread of COVID-19 pandemic

Sources: Forbes, March 25, 2020; Fastly: How COVID-19 is affecting internet performance, April 8, 2020


Server Semiconductor Forecast ($ bn)
Est. CAGR 2019-2024
Est. $52.3
$35.6
$3.6
$18.3
$12.8
Other General Purpose ~8%
Application Specific ~11%
Microprocessors ~3%
Memory ~13%
2019
2020E
2021E
2022E
2023E
2024E

Source: Gartner – Semiconductor Forecast Database, Worldwide, Q1'20 Update

Cohu

Mobility Expanding with 5G

- 5G driving Semi content growth in phones: app. processor, RF, memory, PMCs, sensors
- RF IC ~ 60% content growth expected for 5G smartphones and other smart devices
- Leader in RF FE (front end) device test



Lower 5G Shipments in 2020, Rapid Ramp in 2021 (Units in Millions)
Original forecast of 2% YoY smartphone growth and 200M 5G smartphones in 2020 revised down to 1% decline and 170M 5G units
1,555
1,541
1,519
1,618
1,653
1,555
1,525
1,349
1,168
903
170
450
650-850
2018
2019
2020
2021
2022
5G Shipments
Non-5G Shipments

Source: Gartner (March 2020), selected Wall Street research



Smartphone Semiconductor Forecast ($ bn)
(excluding memory)
Est. CAGR 2019-2024
$65.3
$10.0
$8.2
$19.4
$13.4
$14.3
Est. $80.9
Sensors / Analog / Logic / Discrete
~1%
RF Front-end / Transceivers
~8%
Other App Specific
~(4%)
Optoelectronic
~7%
Integrated Baseband App Processor
~11%
2019
2020E
2021E
2022E
2023E
2024E

Source: Gartner – Semiconductor Forecast Database, Worldwide, Q1'20 Update

Cohu

Auto Semiconductor Expected to Resume Growth in 2021

- Average IC content per vehicle reached $450 in 2018, up 40%+ from 2013
- Projecting IC content to grow to $700 per vehicle by 2022, up 55%+ *(Gartner)*
- ADAS and EV / HEV driving high growth

Global Automotive Sales
[Million Units]



56
70
66
64
94
90
79
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020E
2022E
2024E

Source: Gartner (March 2020, December 2019)

Automotive Semiconductor Forecast *($ bn)*



Est. CAGR 2019-2024
Est. $61.0
$41.0
$5.0
$3.3
$14.4
$8.4
$10.0
Powertrain ~1%
EV / HEV ~18%
Body / Chassis ~4%
Infotainment ~6%
ADAS ~15%
2019
2020E
2021E
2022E
2023E
2024E

Source: Gartner – Semiconductor Forecast Database, Worldwide, Q1'20 Update

Cohu

Broad Product Portfolio Across Diverse Applications


Application Processors
Cell Phone Baseband, Transceiver
Micro/Graphic Processors
5G
Touch Controller
Sensor / MEMS
Connectivity: PAN, WIFI, Bluetooth, GPS
Flat Panel Display Driver
Power Management
Micro-Controllers
LED Power Discrete
Printed Circuit Board

Key Growth Opportunities in 5G Applications, Automotive ADAS and EV, Display Driver Test & Inspection

Cohu

Delivering Higher Yield Faster

One-stop-shop with leading edge solutions accelerates "time to yield" and "efficiency"

Incremental Growth Opportunities

~$160M/year

higher contactor attachment rates

(44% in Q2 2020)

~$200M/year

target system growth in select end-markets

OEE – Overall Equipment Efficiency

Time to Yield



BIG DATA
Higher Signal Integrity
Accelerates Time to Yield
Integrated OTA Solutions
Semi Test
Test Interface
Test and Inspection Handler
Total Integration

Cohu

Scale and Support Spans the Globe



EMEA
Installed Base
~2,100
South Asia
Installed Base
~13,600
North Asia
Installed Base
~9,500
Americas
Installed Base
~2,800
Product Development
Manufacturing Operations
Principal Sales/Services

Employees
~3,200

~28,000 Systems Installed Base

Cohu

Financial Profile

Recurring Provides a Strong Foundation

Recurring revenue is higher margin and less susceptible to seasonal and cyclical trends

Revenue Distribution [1]


PCB Test
Test Interface
Semi Test
Test & Inspection Handlers

TTM Allocation[1]


Systems
Recurring

[1] Last 12 months through June 27, 2020

Cohu

Business Model Delivers Strong Leverage

Business Model for FY20					
Quarterly Sales	$150M	$170M	$190M	$210M	$235M
Gross Margin(1)	43%	44%	45%	46%	48%
Operating Expenses(1)	$52M	$54M	$57M	$59M	$64M
Adjusted EBITDA(1)	12%	15%	17%	20%	22%
Non-GAAP EPS(1)	$0.16	$0.30	$0.45	$0.60	$0.75

- ❑ Temporary cost savings further reduce OPEX by ~ $3M and add ~ $0.05 to EPS
- ❑ Approximately 40% of revenue increase falls through to operating income
- ❑ Assumes 22% income tax rate and 42.4 million shares outstanding

(1) Non-GAAP:
The "Business Model for FY20" assumptions exclude estimated charges related to stock based compensation, amortization of purchased intangibles, restructuring costs, acquisition-related costs, manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items which we are not able to predict at this time without unreasonable efforts due to their inherent uncertainty. As a result, we are unable to provide, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures.

Cohu

Q3'20 Outlook

	Q2'20 Actual	Q3'20 Guidance
Sales	$144.1M	$134 - $146M
Gross Margin(1)	42.5%	41% - 44%
Operating Expenses(1)	$47.9M	~ $48M
Adjusted EBITDA(1)	11%	~ 11% (mid-point of guidance)

- Updated Q3'20 Sales guidance to approximately $146M driven by strong demand in mobility for Cohu's RF testers
- Gross margin reflects no constraints on Asia factories and favorable product mix vs. Q2
- Q3'20 Operating Expenses flat QoQ; temporary cost reductions of ~ $3M remain in effect
- Fully diluted shares outstanding estimated at 42.4M

(1) See Appendix for Q2'20 GAAP to non-GAAP reconciliations. The Q3'20 guidance for non-GAAP Gross Margin, Operating Expenses and Adjusted EBITDA exclude estimated pre-tax charges related to stock-based compensation of $0.2M (CoS) and $3.1M (Opex), and amortization of purchased intangibles of $9.6M (Opex). Also, these figures do not reflect restructuring costs, acquisition-related costs, other manufacturing transition/severance costs, inventory step-up costs, amortization of cloud-based software implementation costs (Adjusted EBITDA only), or other non-operational or unusual items which we are not able to predict at this time without unreasonable efforts due to their inherent uncertainty. As a result, we are unable to provide, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures.

Balance Sheet

[$Million]	Q1'20	Q2'20
Cash and Investments	$172	$164
Accounts Receivable	$113	$123
Total Debt	$360	$363
Capital Additions	$1.6	$6.4
Cash Flow From Operations	$17.8	($4.5)

- Cash balance $163.6M at end of June; cash position supports operational needs (~$80M), funding for anticipated production ramp and debt service
- Reduced term loan B debt in Q3'20 by $17.3M
- Term Loan is "covenant lite" with no minimum coverage ratios requirement
  - Minimum quarterly payments of $875K (principal) plus ~ $3M of interest at current LIBOR + 300 bps
  - Maturity date is 10/1/2025

Cohu

Appendix

Use of Non-GAAP Financial Information:

This presentation includes non-GAAP financial measures, including non-GAAP Gross Margin/Profit, Income and Income (adjusted earnings) per share, Operating Income, Operating Expense and Adjusted EBITDA that supplement the Company's Condensed Consolidated Statements of Operations prepared under generally accepted accounting principles (GAAP). These non-GAAP financial measures adjust the Company's actual results prepared under GAAP to exclude charges and the related income tax effect for: share-based compensation, the amortization of purchased intangible assets including favorable/unfavorable lease adjustments, restructuring costs, manufacturing transition and severance costs, asset impairment charges, acquisition-related costs and associated professional fees, reduction of indemnification receivable, depreciation of purchase accounting adjustments to property, plant and equipment, purchase accounting inventory step-up included in cost of sales, and amortization of cloud-based software implementation costs (Adjusted EBITDA only). Reconciliations of GAAP to non-GAAP amounts for the periods presented herein are provided in schedules accompanying this release and should be considered together with the Condensed Consolidated Statements of Operations. With respect to any forward-looking non-GAAP figures, we are unable to provide without unreasonable efforts, at this time, a GAAP to non-GAAP reconciliation of any forward-looking figures due to their inherent uncertainty.
These non-GAAP measures are not meant as a substitute for GAAP, but are included solely for informational and comparative purposes. The Company's management believes that this information can assist investors in evaluating the Company's operational trends, financial performance, and cash generating capacity. Management uses non-GAAP measures for a variety of reasons, including to make operational decisions, to determine executive compensation in part, to forecast future operational results, and for comparison to our annual operating plan. However, the non-GAAP financial measures should not be regarded as a replacement for (or superior to) corresponding, similarly captioned, GAAP measures.

Cohu

GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	3 Months Ending Mar 28, 2020	Diluted EPS	3 Months Ending Jun 27, 2020	Diluted EPS
Loss From Continuing Operations - GAAP	$ (17,318)	$ (0.42)	$ (4,740)	$ (0.11)
Share Based Compensation	3,611	0.09	3,403	0.08
Amortization of Purchased Intangible Assets	9,538	0.23	9,527	0.23
Manufacturing Transition and Severance Costs	63	0.00	76	0.00
Restructuring Costs related to inventory in COS	1,603	0.04	72	0.00
Restructuring Costs	403	0.01	585	0.01
PP&E step-up included in COS and SG&A	243	0.01	243	0.01
Impairment Charge	3,949	0.09	0	0.00
Gain on Sale of Facility	0	0.00	(27)	0.00
Tax Effect of Non-GAAP Adjustments	(1,960)	(0.05)	(2,011)	(0.05)
Income (Loss) From Continuing Operations - Non-GAAP	$132	$0.00	$7,128	$0.17
Weighted Average Shares - GAAP	Basic	41,502	Basic	41,844
Weighted Average Shares - Non-GAAP	Diluted	42,428	Diluted	42,283

Adjusted EBITDA Reconciliation	3 Months Ending Mar 28, 2020	% of Net Sales	3 Months Ending Jun 27, 2020	% of Net Sales
Net loss attributable to Cohu - GAAP Basis	$ (17,276)	-12.4%	$ (4,740)	-3.3%
Income from Discontinued Operations	(42)	0.0%	0	0.0%
Income Tax Provision	(992)	-0.7%	137	0.1%
Interest Expense	4,427	3.2%	3,456	2.4%
Interest Income	(147)	-0.1%	(21)	0.0%
Amortization of Purchased Intangible Assets	9,538	6.9%	9,527	6.6%
Depreciation	3,416	2.5%	3,557	2.5%
Amortization of Cloud-Based Software Implementation Costs	205	0.1%	308	0.2%
Other Non-GAAP Adjustments	9,629	6.9%	4,109	2.9%
Adjusted EBITDA	$8,758	6.3%	$16,333	11.3%

Cohu

GAAP to Non-GAAP Reconciliation

Gross Profit Reconciliation	3 Months Ending Mar 28, 2020	% of Net Sales	3 Months Ending Jun 27, 2020	% of Net Sales
Net Sales	$ 138,921		$ 144,084	
Gross Profit - GAAP	56,084	40.4%	60,957	42.3%
Share Based Compensation	212	0.2%	211	0.1%
Restructuring Costs related to inventory in COS	1,603	1.2%	72	0.0%
Gross Profit - Non-GAAP	$57,899	41.7%	$61,240	42.5%

Operating Expense Reconciliation	3 Months Ending Mar 28, 2020	% of Net Sales	3 Months Ending Jun 27, 2020	% of Net Sales
Operating Expense - GAAP	$ 69,710	50.2%	$ 61,485	42.7%
Share Based Compensation	(3,399)	-2.4%	(3,192)	-2.2%
Amortization of Purchased Intangible Assets	(9,538)	-6.9%	(9,527)	-6.6%
Manufacturing Transition and Severance Costs	(63)	0.0%	(76)	-0.1%
Restructuring Costs	(403)	-0.3%	(585)	-0.4%
PP&E step-up included in SG&A	(243)	-0.2%	(243)	-0.2%
Impairment Charge	(3,949)	-2.8%	0	0.0%
Gain on Sale of Facility	0	0.0%	27	0.0%
Operating Expense - Non-GAAP	$ 52,115	37.5%	$ 47,889	33.2%

Operating Income Reconciliation	3 Months Ending Mar 28, 2020	% of Net Sales	3 Months Ending Jun 27, 2020	% of Net Sales
Loss From Operations - GAAP basis	$ (13,626)	-9.8%	$ (528)	-0.4%
Share Based Compensation	3,611	2.6%	3,403	2.4%
Amortization of Purchased Intangible Assets	9,538	6.9%	9,527	6.6%
Manufacturing Transition and Severance Costs	63	0.0%	76	0.1%
Restructuring Costs related to inventory in COS	1,603	1.2%	72	0.0%
Restructuring Costs	403	0.3%	585	0.4%
PP&E step-up included in COS and SG&A	243	0.2%	243	0.2%
Gain on Sale of Facility	0	0.0%	(27)	0.0%
Impairment Charge	3,949	2.8%	0	0.0%
Income From Operations - Non-GAAP	$ 5,784	4.2%	$ 13,351	9.3%

Cohu